Investor Update April 2025 NYSE: DKL Exhibit 99.11

Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; potential for and projections of growth; distributions, including the amount and timing thereof; potential dropdown inventory and acquisition opportunities; the performance of our joint venture investments, including Red River, RIO, Caddo and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; expansion projects; ability to create long-term value for our unitholders; financial flexibility and borrowing capacity; distribution growth of 5% or at all; crude oil throughput; benefits of Permian Basin and Delaware activity; anticipated benefits of recent acquisitions; and potential benefits of our natural gas platform. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the fact that a substantial portion of Delek Logistics' contribution margin is derived from Delek US, thereby subjecting it to Delek US' business risks; risks relating to the securities markets generally; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics' assets and business performance, including margins generated by its wholesale fuel business; uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; adverse changes in laws including with respect to tax and regulatory matters; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to operate the long-haul pipeline; the ability of the Red River joint venture to operate the Red River pipeline; the ability to grow the Midland Gathering System; our competitive position and the effects of competition; projections of third party EBITDA for Delek Logistics; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; risk related to the acquisition of Gravity Water Holdings LLC, including any statements regarding the expected timing, benefits, synergies, growth opportunities, impact on liquidity and prospects, and other financial and operating benefits thereof, and the timing or satisfaction of regulatory and other closing conditions and the closing of the H2O Acquisition and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: •Earnings before interest, taxes, depreciation and amortization ("EBITDA") -calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets, which is included as a component of net revenues in our accompanying condensed consolidated statements of income; •Adjusted Earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") - EBITDA adjusted for (i) significant, infrequently occurring transaction costs and (ii) throughput and storage fees associated with the lease component of commercial agreements subject to sales-type lease accounting; •Distributable cash flow -calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash; and •Distributable cash flow, as adjusted -calculated as distributable cash flow adjusted to exclude cash flow coverage ratio and basic gross margin provide useful information to investors in assessing its financial condition, its results of operations and the cash flow its business is generating. EBITDA, Adjusted EBTIDA, distributable cash flow, distribusignificant, infrequently occurring transaction costs. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess Delek Logistics' operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA and Adjusted EBITDA, financing methods; the ability of Delek Logistics’ assets to generate sufficient cash flow to make distributions to its unitholders; Delek Logistics' ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and there turns on investment of various investment opportunities. Delek Logistics believes that the presentation of EBITDA, Adjusted EBTIDA distributable cash flow; distributable table cash flow coverage ratio and basic gross margin should not be considered in isolation or as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net income and net cash provided by operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other partnerships in its industry, Delek Logistics’ definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure. 2 Disclaimers

Full-Suite Midstream Services Provider in the Permian Basin • Full-suite midstream services provider for natural gas, crude and water in the Permian Basin • Leading the charge to enable increased sour gas production in the Delaware Basin through Acid Gas Injection capabilities 3

DKL Strategy: A Commitment to Excellence • Full-service safe and reliable provider of Crude, Natural Gas, and Water midstream service in the Permian Basin • Prudent management of liquidity and leverage to fund extremely attractive growth opportunities Operational Excellence Continuous Optimization & Value Creation • Continuous optimization of our assets to extract incremental value for our customers & us Financial Strength & Flexibility Strategic & Accretive Growth • Pursue accretive organic & inorganic growth, taking advantage of our strong presence in the Permian Basin 4

• DKL provides one of the best combinations of cash flow growth, distribution growth and yield in the AMZI index • DKL continues to increase its third-party cash flows to become a strong independent midstream company • DKL has increased its distribution 48 quarters in a row and currently has the highest yield among all midstream companies Peer Leading Investor Returns Increasing Economic Separation from the Sponsor Increasing Third- Party Cash Flows Value Proposition: Growth, Returns and Financial Discipline 5 $0.920 $1.105 80% 80% 80% 80% 79% 79% 79% 79% 79% 79% 79% 79% 73% 73% 70% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 Distribution per share DK Ownership % DKL EBITDA Contribution

Natural Gas Platform

7 Uniquely Positioned to take Advantage of Delaware Natural Gas Production Growth • Delaware Basin is unmatched in rock quality, remaining inventory and well productivity • According to industry estimates in Lea County alone 7500 well locations remain across six geological production benches • The remaining inventory in the Delaware is currently restricted because of lack of sour gas handling capabilities Producing Intervals(1) Average Well Oil Productivity (Bo/ft) by Basin(2) Sub $45/Bbl Inventory Remaining(3) 12 7 4 Months 0 6 12 18 24 30 36WillistonEagle FordDJScoop StackMidlandDelaware WillistonEagle Ford DJ Scoop StackMidlandDelaware 2 3 44 10 13 400 1 1,300 2 3,500 4 18,600 30,600 6,500

Core Inventory in southern Lea largely drilled up Significant remaining inventory on DDG system Active permitting northeast and southwest of DDG driving future growth Delek Delaware Gathering (DDG) Natural Gas Opportunity 8 • Central Location: • Most of the Southern Lea County core acreage has been drilled causing producers to move to DKL’s niche in Northern Lea County • Permitting activity indicates substantial growth coming north and west of our existing assets • Future Development Trending Sour • Customers are indicating that future development will have more H2S as these areas have been largely undeveloped EOG RESOURCES INC DEVON ENERGY CORP OCCIDENTAL ENERGY XTO PERMIAN MATADOR PRODUCTION CONCHO RESOURCES MEWBOURNE HOLDINGS CIMAREX ENERGY PERMIAN RESOURCES EXXON MOBIL CORP CHEVRON U.S.A. INC EARTHSTONE OPERATIONS BTA OIL PRODUCERS OTHER (1,578) *Source B3/Enverus

DDG Libby Complex Gas Plant Expansion DKL / H2O Midstream – Combined Midland Asset Map • Strategic Rationale: ✓ Supports growth strategy of providing a full midstream service solution to existing and new 3rd party customers ✓ Supports our strategy to grow with our customers who have significant inventory on dedicated acreage ✓ Enables DKL to enhance its competitive position in the Northern Lea County in the Delaware basin through Acid Gas Injection (AGI) capabilities ✓ Utilizing the two AGI well permits for High CO2/High H2S Sour Gas to enable full development of all six benches • Attractive Build Multiple: ✓ Expansion targets more than 20% cash on cash returns ✓ Accretive to 2026E DCF /share • Building for Additional Growth Opportunities ✓ Opportunity to add additional gas processing beyond current plans Lariat CS Expansion Outland CS Expansion Aztec CS Expansion Delek Delaware System 9 Libby Complex Expansion

Crude Oil Operations

# Delek Midland & Delaware Crude Gathering Footprint

Optimize, grow, and maximize the barrels in our systems

## Delek Midland Gathering

Midland Gathering System Overview:

- Tactically positioned to support upstream production growth in Howard, Borden, Martin, and Midland counties
- In 2024, DKL secured multiple acreage dedication agreement expanding its already substantial footprint bringing the total acreage to ~400,000 acres
- Dedicated to enhancing the system's throughput and third-party revenue stability
- Strategic connectivity to Delek's Big Spring refinery and third-party takeaway pipeline enhances market flexibility, reducing truck dependency

## Delek Delaware Gathering

Delaware Gathering System Overview:

- Anchored by >160,000 dedicated acres for crude oil gathering in the Delaware Basin, with long-term fixed-fee contracts, providing high quality sustainable cash flows
- Well-positioned to scale with future drilling activity to continue to increase DKL's third-party cash flows
- DDG system includes 220 miles of crude gathering pipeline, providing connectivity across the Delaware Basin, enabling efficient high-volume crude transportation from well head to key downstream markets and third-party interconnects
- System Capacity of 175 MBbl of crude storage, enhancing system reliability and operational continuity, ensuring consistent flow of crude oil between markets

11

# Midland/DDG Growth & Combined Crude/Water Offering

DDG Crude Gathering (mbpd)



88
111
124
2022
2023
2024

Delek Midland Dedicated Acreage Growth
(Thousands of Acres)



~300
~358
~400
10/1/2023
10/1/2024
12/1/2024

**Leverage Crude Relationship**

- Utilize existing crude relationship with producers to offer water services in the Midland and Delaware Basin

**Leverage Gravity/H2O relationship**

- Leverage existing separate relationships between Midland Gathering & Gravity/H2O with producers to offer a larger combined offering

**Connecting Synergistic Assets**

- Opportunity to physically combined Midland Gathering, Gravity & H2O assets to expand footprint and offer unmatched scale to producers

12

Joint Venture Assets Supporting DKL’s Crude Value Chain 13 RIO Pipeline 33% ownership interest 109-mile crude oil pipeline with 145,000 bpd capacity Enhances connectivity between Delaware Basin production and key takeaway systems Caddo Pipeline 50% ownership interest 80-mile crude oil pipeline with 80,000 bpd capacity Light sweet crude from Longview, TX into Shreveport, LA, and ultimately to DK’s El Dorado, AR refinery Red River Pipeline 33% ownership interest 350-mile crude oil pipeline with 235,000 bpd capacity Provides direct connectivity to Cushing market hub Wink to Webster 15.6% ownership interest 650-mile crude oil pipeline Provides long-haul takeaway from DPG system to Gulf Coast refining and export markets Joint Ventures

Water Business

Strategic Acquisitions in the Permian Basin Gravity Water Acquisition • Delek Logistics Partners LP acquired Gravity Water Holdings LLC, on January 2, 2025, a portfolio company of Clearlake Capital Group, L.P. • Funding Consideration: • $209.3 million in cash at closing • 2,175,209 DKL common units • Strategic Rationale: ✓ Supports core strategy of providing a full midstream service solution to existing and new customers ✓ Significant overlap with DKL’s original Midland operations and is also highly synergistic with the asset based of recently acquired H2O Midstream ✓ Allows for Unlocking cost efficiencies and revenue synergies through streamlined operations and cross- product sales in the Permian Basin • Attractive Acquisition Price: ✓ ~5.5x run-rate EBITDA, excluding synergies ✓ Immediately accretive to 2025E DCF/s & FCF 15 H2O Midstream and Gravity Midstream Integration Drives Growth and Synergies Fully integrated system that allows owned baseload capacity to achieve highest possible utilization and optimization 1. Significantly expanding our gathering business 2. Unlocks incremental third-party cash flows 3. Generates additional operational synergies (1) Including the 2025 acquisition of Gravity 72 109 409 >657(1) 2022 2023 2024 2025E Water Gathering (mbpd)

# Gravity/H2O Asset Maps

## DKL / H2O Water Midstream – Combined Permian Asset Map



Dawson
Borden
Martin
Howard
Midland
Glasscock

- DKL Big Spring Refinery
- DKL Crude Tank Farm
- DKL Crude Pipeline
- DKL Product Pipeline
- DKL Dedicated Acreage
- H2O SWD
- H2O Water Pipeline
- H2O Dedicated Acreage

## DKL / Gravity Water Holdings – Combined Permian Asset Map



Blk 31 T3N
T&P RR CO
Blk 32 T3N
T&P RR CO
Blk 33 T3N
T&P RR CO
Blk 25
H&TC
RR CO
Blk 34
T2N
T&P RR CO
Blk 32 T2N
T&P RR CO
Blk 31 T1N
T&P RR CO
Blk 30 T1N
T&P RR CO
Blk A
B&C
Blk 35 T1N
T&P RR CO
Blk 34 T1N
T&P RR CO
Blk 33 T1S
T&P RR CO
Blk 32 T1S
T&P RR CO
Blk 31 T1S
T&P RR CO
Ackerly
Knott
Big Spring
Coahoma

- Sourcing Pit
- Gravity SWD
- Gravity SWD Permit
- Gravity Water Pipeline

16

Financial Overview

18 Financial Strength & Consistent Progression (1) Midpoint of the guided range (2) Preliminary estimate $3.785 $3.975 $4.160 $4.365 2021 2022 2023 2024 Distribution per unit 1.31x 1.32x 1.37x 1.23x >1.30x(2) 2021 2022 2023 2024 2025E Adjusted Distribution Coverage $265 $312 $385 $418 $500(1)CAGR: 13.5% 2021 2022 2023 2024 2025E Adjusted EBITDA (In Millions) 4.78x 4.66x 4.55x 4.34x 4.00x 3.81x 4.15x 4.05x 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Leverage Ratio Trend

19 Expectations for 2025 $'s in Millions Low Mid High Adjusted EBITDA $480 $500 $520 Capital Expenditures $220 $235 $250 2025 Outlook Coverage ratio of ~1.3x by year end Expect to continue growing distributions in 2025

APPENDIX

21 Annual EBITDA and Adjusted EBITDA Reconciliation Delek Logistics Partners, LP Reconciliation of Amounts Reported Under U.S GAAP (Unaudited) (In thousands) Year Ended December 31, 2021 2022 2023 2024 Reconciliation of Net Income to EBITDA: Net Income 164,822$ 159,052$ 126,236$ 142,685$ Add: Income tax expense 153 382 1,205 479 Depreciation and amortization 42,770 62,988 92,384 96,375 Amortization of marketing contract intangible 7,211 7,211 7,211 4,206 Interest expense, net 50,221 82,304 143,244 103,168 EBITDA 265,177 311,937 370,280 346,913 Impairment of Goodwill - - 14,848 - Throughput and storage fees for sales-type leases - - - 59,635 Transactions costs - - - 11,416 Adjusted EBITDA 265,177$ 311,937$ 385,128$ 417,964$

# Reconciliation of Distributable Cash Flow

Delek Logistics Partners, LP
Reconciliation of Amounts Reported Under U.S GAAP (Unaudited)
(In thousands)

| | Year Ended December 31, 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|
| Reconciliation of net cash from operating activites to distributable cash flow: | | | | |
| Net cash provided by operating activities | $ 275,162 | $ 192,168 | $ 225,319 | $ 206,339 |
| Changes in assets and liabilities | (51,429) | 49,423 | 29,474 | 48,769 |
| Non-cash lease expense | (9,652) | (16,254) | (9,549) | (8,112) |
| Distributions from equity method investments in investing activities | 8,774 | 1,737 | 9,002 | 4,277 |
| Regulatory and sustaining capital expenditures not distributable | (8,232) | (9,684) | (7,272) | (12,658) |
| Reimbursement from Delek Holdings for capital expenditures | 1,913 | 1,176 | 1,280 | 335 |
| Sales-type lease receipts, net of income recognized | - | - | - | 11,843 |
| Accretion of asset retirement obligations | (461) | (596) | (705) | (920) |
| Deferred income taxes | (353) | (5) | (638) | (479) |
| (Loss) Gain on disposal of assets | 59 | 114 | 1,266 | 6,410 |
| Distributable Cash Flow | 215,781 | 218,079 | 248,177 | 255,804 |
| Transaction costs | - | 10,604 | - | 11,416 |
| Distributable Cash Flow, as adjusted | $ 215,781 | $ 228,683 | $ 248,177 | $ 267,220 |

Delek Logistics Partners, LP
Reconciliation of Amounts Reported Under U.S GAAP (Unaudited)
(In thousands)

| | Year Ended December 31, 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|
| Distributions to partners of Delek Logistics, LP | $ 164,484 | $ 172,933 | $ 181,344 | $ 217,699 |
| Distributable cash flow | $ 215,781 | $ 218,079 | $ 248,177 | $ 255,804 |
| Distributable cash flow coverage ratio[(1)] | 1.31x | 1.26x | 1.37x | 1.18x |
| Distributable cash flow, as adjusted | $ 215,781 | $ 228,683 | $ 248,177 | $ 267,220 |
| Distributable cash flow coverage ratio, as adjusted[(2)] | 1.31x | 1.32x | 1.37x | 1.23x |

(1)Distributable cash flow coverage ratio is calculated by dividing distributable cash flow by distributions to be paid in each respective period
(2)Distributable cash flow coverage ratio, as adjusted is calculated by dividing distributable cash flow, as adjusted for transaction costs by distributions to be paid in each respective period

22

23 Wink to Webster Acquisition Strategic Asset Acquisition • August 5, 2024, DKL acquired Delek US’15.6% interest in the Wink to Webster crude pipeline system • Total consideration: $83.9M in cash, forgiveness of a $60.0M receivable from Delek US', and 2.3M common units of DKL Asset Overview • ~650-mile pipeline with origin points at Wink and Midland in the Permian Basin and delivery points at multiple Houston area locations • Backed by long-term, third-party take or pay contracts Long-Term Value Creation • Enhances DKL’s fee-based earnings and overall asset quality • Immediately accretive to DKL’s distributable cash flow